SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

[ X ] Filed by the registrant

[   ] Filed by a party other than the registrant


Check the appropriate box:

[   ] Preliminary Proxy Statement

[   ] Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2))

[ X ] Definitive Proxy Statement

[   ] Definitive Additional Materials

[   ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


                               Fidelity Bancorp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                                                 January 9, 1998



Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders of Fidelity Bancorp, Inc. The meeting will be held at the Perrysville Branch of Fidelity Bank, PaSB , 1009 Perry Highway, Pittsburgh, Pennsylvania 15237 on Tuesday, February 3, 1998, at 5:00 p.m., Eastern Time. The matters to be considered by stockholders at the Annual Meeting are described in detail in the accompanying materials.

         It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but it will ensure that your vote is counted if you are unable to attend.

         Your  continued  interest  in  Fidelity  Bancorp,   Inc.  is  sincerely
appreciated.

                                                             Very truly yours,


                                                          /s/William L. Windisch
                                                             -------------------
                                                             William L. Windisch
                                                             President

                             Fidelity Bancorp, Inc.
                               1009 Perry Highway
                         Pittsburgh, Pennsylvania 15237
                                  412-367-3300

                            NOTICE OF ANNUAL MEETING
                         To Be Held on February 3, 1998

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Fidelity Bancorp, Inc. (the "Company") will be held at 1009 Perry Highway, Pittsburgh, Pennsylvania 15237, on Tuesday, February 3, 1998, at 5:00 p.m., Eastern Time, for the following purposes, all of which are more completely set forth in the accompanying proxy statement:

         (1) To elect a director for a term of three years or until his successor is elected and qualified;

         (2) To consider and approve the adoption of the Fidelity Bancorp, Inc. 1997 Employee Stock Compensation Program;

         (3) To ratify the appointment of KPMG Peat Marwick as the Company's independent auditors for the fiscal year ending September 30, 1998;

         (4) To transact such other business as may properly come before the Annual Meeting. Except with respect to procedural matters incident to the conduct of the Annual Meeting, management of the Company is not aware of any matters other than those set forth above which may properly come before the Annual Meeting.

         Stockholders of record of the Company at the close of business on December 23, 1997 are entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/Lisa M. Cline
                                              ----------------
                                              Lisa M. Cline, Assistant Secretary


Pittsburgh, Pennsylvania
January 9, 1998

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THIS MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

                             Fidelity Bancorp, Inc.

                         ------------------------------

                                 PROXY STATEMENT
                         ------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS

         This Proxy Statement is furnished to the holders of the common stock of Fidelity Bancorp, Inc. (the "Company"), the bank holding company of Fidelity Bank, PaSB, Pittsburgh, Pennsylvania (the "Bank"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders ("Annual Meeting") to be held at 1009 Perry Highway, Pittsburgh, Pennsylvania 15237, on Tuesday, February 3, 1998, at 5:00 p.m., Eastern Time, and at any adjournment thereof for the purposes set forth in the Notice of Annual Meeting. This Proxy Statement is expected to be mailed to stockholders on or about January 9, 1998.

         Each proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted (i) for the election of the nominee for director described herein; (ii) for approval of the adoption of the Fidelity Bancorp, Inc. 1997 Employee Stock Compensation Plan; (iii) for the ratification of the appointment of KPMG Peat Marwick as the Company's independent auditors; and (iv) upon such matters as may properly come before the Annual Meeting, in accordance with the best judgment of the persons appointed as proxies.

         Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Company written notice thereof (Lisa M. Cline, Assistant Secretary, Fidelity Bancorp, Inc., 1009 Perry Highway, Pittsburgh, Pennsylvania 15237), (ii) submitting a duly executed proxy bearing a later date or (iii) appearing at the Annual Meeting and giving the Assistant Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

                                     VOTING

         Only stockholders of record of the Company at the close of business on December 23, 1997 ("Voting Record Date") are entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof. On the Voting Record Date, there were 1,559,447 shares of common stock, par value $.01 (the "Common Stock"), of the Company issued and outstanding, and the Company has no other class of equity securities outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented at the Annual Meeting and does not vote cumulatively in the election of directors.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK
                   BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth the beneficial ownership of the Common Stock as of the Voting Record Date, and certain other information with respect to (i) any persons or entities, including any "group" as that term is used in
Section 13(d) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), who or which was known to the Company to be the beneficial owner of more than 5% of the issued and outstanding Common Stock and (ii) all directors and executive officers of the Company and the Bank as a group.

                                        Amount and Nature
Name of Beneficial                        of Beneficial
Owner or Number of                       Ownership as of             Percent of
Persons in Group                       December 24, 1997(1)         Common Stock
----------------                       --------------------         ------------
Fidelity Bancorp, Inc.                     128,709(2)                   8.25%
  Employee Stock Ownership
  Plan
1009 Perry Highway
Pittsburgh, PA  15237

The Banc Funds                              98,356(3)                   6.31%
208 South LaSalle Street
Chicago,IL  60604

William L. Windisch                         80,823(4)                   5.12%
Director; President and Chief
Executive Officer of the
Company and Bank

Directors, Nominees and                    300,997(5)                  18.12%
Officers as a Group (6)
-----------------------

(1) Based upon filings made pursuant to the Exchange Act and information furnished by the respective individuals. Under regulations promulgated pursuant to the Exchange Act, shares of Common Stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares or (ii) investment power, which includes the power to dispose or direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with the respect to the shares.

(2) Pursuant to a schedule 13G filed by National City Trust Company, trustee of the Bank's Employee Stock Ownership Plan ("ESOP"), which has shared dispositive power over 128,709 shares. Such shares are voted by the trustee in accordance with instructions from either participants (as to shares allocated to their accounts) or the Plan Administrator of the ESOP (as to unallocated shares).

(3) Pursuant to a Schedule 13D filed which indicates that Banc Funds has sole voting and dispositive power over 98,356 shares.

(4) Includes 16,503 shares owned jointly with Mr. Windisch's wife, 12,000 shares owned solely by Mr. Windisch's wife, and 1,109 shares held by his daughter who resides with him. Includes 12,186 shares of the Company Common Stock held in the Bank's ESOP which have been allocated to Mr. Windisch's account and 22,185 shares which may be acquired by Mr. Windisch within 60 days pursuant to exercise of stock options. Does not include 6,437 shares held by the ESOP which have not been allocated to participants' accounts, which shares are voted by the trustee of the ESOP in accordance with instructions from Mr. Windisch in his capacity as the Plan Administrator of the ESOP. See "Executive Compensation - Employee Stock Ownership Plan." Mr. Windisch disclaims beneficial ownership of the 1,109 shares owned by his daughter.

(5) Includes options for 101,456 shares of Common Stock which may be acquired within 60 days pursuant to the exercise of outstanding stock options under the Company's Employee Stock Compensation Program and 32,082 shares of Common Stock held in the Bank's ESOP which have been allocated to the accounts of the Bank's officers. See "Executive Compensation - Employee Stock Compensation Program" and "- Employee Stock Ownership Plan." For information with respect to beneficial ownership of individual directors, see "Information with Respect to Nominee for Director, Directors Whose Terms Continue and Executive Officers."

(6) The group consists of 11 persons, being Directors and Nominee and three officers of the Company and two executive officers of the Bank at the Voting Record Date.

               INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR,
              DIRECTORS WHOSE TERMS CONTINUE AND EXECUTIVE OFFICERS

Election of Directors

         The Bylaws of the Company presently provide that (i) the Board of Directors shall consist of not less than five members and (ii) the Board of Directors shall be divided into three classes as nearly equal in number as possible. The members of each class are to be elected for a term of three years or until their successors are elected and qualified. One class of directors is to be elected annually. Except for Ms. Wilder, the directors and nominees listed below have served as directors of the Company since its inception and as directors of the Bank since the year indicated. There are no arrangements or understandings between the Company and any person pursuant to which such person has been elected a director, and no director is related to any other director or executive officer of the Company or the Bank by blood, marriage or adoption. All directors were elected by the stockholders.

The Nominee

         Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of the nominee listed below. If the nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the Board of Directors, as proxies, will nominate and vote for a replacement nominee recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why the nominee listed below may not be able to serve as a director if elected.

                        Nominee For Term Expiring in 2001


                               Principal Occupation
                               During the Past                                      Director         Common Stock (2)
Name                  Age      Five Years                                           Since (1)        Amount            Percentage
----                  ---      -----------                                          ---------        ------            ----------
J. Robert Gales       62       Director; President and                              1984             59,940(3)            3.83%
                               owner of J.R. Gales &
                               Associates, Pittsburgh,
                               Pennsylvania, a civil
                               engineering consulting
                                firm.

             Members of the Board of Directors Continuing in Office
                      Directors whose Terms Expire in 2000


                               Principal Occupation
                               During the Past                                      Director         Common Stock(2)
Name                  Age      Five Years                                           Since (1)        Amount             Percentage
----                  ---      ----------                                           ---------        ------             ----------
William L. Windisch   65       Director; President and                              1958             80,823(3)(4)(5)      5.12%
                               Chief Executive Officer
                               of the Company and the
                               Bank.

Joanne Ross Wilder    55       Director; President of                               1996              3,024(3)             *
                               Wilder, Mahood & Crenney,
                               a legal services firm,
                               Pittsburgh, Pennsylvania

                    Directors whose Terms Expire in 1999


                               Principal Occupation
                               During the Past                                      Director         Common Stock (2)
Name                  Age      Five Years                                           Since (1)        Amount             Percentage
----                  ---      ----------                                           ---------        ------             ----------
Robert F. Kastelic    63       Director; President and                              1990              7,742(3)              *
                               Chief Executive Officer
                               of X-Mark Industries, a
                               precision metal manufacturer
                               in Washington, Pennsylvania and
                               Chairman of Quasitronics Inc.,
                               an electronic and computer
                               peripheral equipment company in
                               Houston, Pennsylvania since March
                               1988.

Oliver D. Keefer     54        Director; Owner of Ralph                             1987             29,637(3)(4)        1.89%
                               E. Lane, certified public
                               accountants, Zelienople,
                               Pennsylvania.

Charles E. Nettrour  65        Director; President and                              1987             47,300(3)(4)(6)     3.02%
                               Chief Executive Officer
                               of  Martin &  Nettrour,
                               Incorporated,  an  insurance
                               brokerage and consulting firm,
                               Pittsburgh, Pennsylvania  and of
                               Retirement Designs Unlimited, Inc.,
                               retirement plan specialists,
                               Pittsburgh,  Pennsylvania.


*        Represents less than 1% of the outstanding Common Stock.

(1) Includes terms as a director of the Bank prior to the formation of the Company in 1993. All directors of the Company currently serve as directors of the Bank.

(2) Beneficially owned as of December 23, 1997. Based on information furnished by the respective individuals. Under applicable regulations, shares are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares the power to vote or dispose of the shares, whether or not he or she has any economic interest in the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

(3) Includes shares of Common Stock which may be acquired within 60 days pursuant to the exercise of outstanding stock options. Shares of Common Stock which are subject to stock options are deemed to be outstanding for the purpose of computing the percentage of Common Stock owned by such person but are not deemed to be outstanding for the purpose of computing the percentage of Common Stock owned by any other person. The amounts of such shares included above are as follows: Mr. Windisch, 22,185 shares; Mr. Gales, 6,048 shares; Mr. Kastelic, 6,048 shares; Mr. Keefer, 10,277 shares; Mr. Nettrour, 8,048 and Ms. Wilder, 2,914 shares. See "Executive Stock Compensation - Employee Stock Ownership Plan" and " - Employee Stock Compensation Program."

(4)  Includes shares owned jointly with the person's spouse.

(5) Includes 16,503 shares owned jointly with Mr. Windisch's wife, 12,000 shares owned solely by Mr. Windisch's wife, and 1,109 shares held by his daughter who resides with him. Includes 12,186 shares of the Company Common Stock held in the Bank's ESOP which have been allocated to Mr. Windisch's account. See "Executive Compensation - Employee Stock Ownership Plan." Mr. Windisch disclaims beneficial ownership of the 1,109 shares owned by his daughter.

(6) Includes 29,883 shares owned by Mr. Nettrour and 9,369 shares owned by Martin & Nettrour, Incorporated.


Stockholder Nominations

         Article 7 of the Company's Articles of Incorporation requires all nominations for election to the Board of Directors, other than those made by the Board or a committee appointed by the Board, to be made pursuant to timely notice in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Company not less than 60 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of the Company. Each written notice of a stockholder nomination must set forth certain information specified in the Company's Articles of Incorporation. The presiding officer of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the procedures set forth in the Company's Articles of Incorporation. Only stockholders entitled to vote for election of directors may submit nominations.

Board Meetings and Committees

         The Board of Directors of the Company met 14 times during the fiscal year ended September 30, 1997 and maintains standing Audit, Investment, Compensation, Nominating, Employee Stock Compensation and Shareholder Value Committees. The Board of Directors of the Bank has regular monthly meetings and may have special meetings and maintains standing Executive, Employee Stock Compensation Program, Audit, Compensation, Investment, Shareholder Value and Nominating Committees. During fiscal 1997, the Board of Directors of the Bank met 13 times. No director attended fewer than 75% of the aggregate number of meetings held during fiscal 1997 by the Board of Directors of the Company or the Bank and by all committees on which he or she served during the year.

         The Executive Committee of the Bank, which currently consists of all of the directors, is authorized to exercise all the authority of the Board of Directors in the management of the Bank between meetings of the Board of Directors of the Bank. During fiscal 1997, the Executive Committee was authorized to act as the Loan Committee of the Bank and review and approve loans in excess of the lending limits for which the Board of Directors has granted delegated authority to the Bank's officers. This Committee met 4 times during fiscal 1997.

         The Audit Committee of the Company and the Bank, which met 2 times in fiscal 1997, reviews the records and affairs of the Company and the Bank to determine its financial condition, reviews with management and the independent auditors the systems of internal control, and monitors the Company's and the Bank's adherence in accounting and financial reporting to generally accepted accounting principles. Currently, all non-employee directors serve as members of this Committee.

         The Investment Committee of the Bank, which currently consists of all the directors, reviews the investment policies and procedures of the Bank. This Committee met 2 times during fiscal 1997.

         The Nominating Committees of the Company and the Bank, which consist of the entire Boards of Directors, select nominees for elections as directors of the Company and the Bank. Although the Nominating Committee of the Company will consider nominees recommended by stockholders, it has not actively solicited recommendations for nominees from stockholders nor has it established procedures for this purpose. Nominations for election as directors may be made by stockholders as set forth under "Stockholder Nominations" above. These Committees of the Company and the Bank met once in fiscal 1997.

         In February 1995, the Compensation Committee was reorganized to include all independent outside directors of the Company. The Compensation Committee has been designated by the Board of Directors with the responsibility of reviewing the compensation paid by the Bank. This Compensation Committee met 2 times in fiscal 1997.

         The Shareholder Value Committee of the Company and the Bank, which currently consists of all the directors, reviews the performance of the Company and its stock in relation to other financial services providers and seeks to maximize both short and long term shareholder value through the strategic planning process. This Committee met once in fiscal 1997.

         The Employee Stock Compensation Committee of the Company has been designated by the Board of Directors to determine stock option awards to employees. In February 1995, this Committee was reorganized to include all independent outside directors. This Committee met once in fiscal 1997.

         The Board of Directors of both the Company and the Bank have authority under their respective Bylaws to establish such other committees from time to time as may be deemed necessary.

         Directors of the Company receive no fees from the Company for attending Board or Committee meetings of the Company, although such meetings are generally held in conjunction with comparable meetings of the Bank for which fees are paid. Effective January 1997, directors of the Bank receive fees of $820 per special Board meeting attended and for each regular Board meeting whether attended or not attended except that fees will not be paid for any meeting not attended in excess of two missed meetings in one calendar year. Effective January 1997, members of the Bank's Committees receive fees of $260 per committee meeting attended.

Executive Officers Who Are Not Directors

         The following sets forth information with respect to executive officers of the Company and/or the Bank who do not serve on the Board of Directors of the Company. There are no arrangements or understandings between the Company or the Bank and any person pursuant to which such person has been elected as an officer. No executive officer is related to any other executive officer or director of the Company or the Bank by blood, marriage or adoption. Except as noted below, each person has held the same position or another executive position with the Company or the Bank for the past five (5) years.

                                                               Position with the Bank and Principal
Names                               Age                        Occupation During the Past Five Years
-----                               ---                        -------------------------------------
Richard G. Spencer                  50                Vice President, Chief Financial Officer and Treasurer of
                                                      the Company and Executive Vice President, Chief
                                                      Financial Officer and Treasurer of the Bank.

Michael A. Mooney                   43                Vice President of the Company and Executive Vice
                                                      President and Chief Lending Officer of the Bank.

Lisa M. Cline                       37                Assistant Secretary of the Company and Senior Vice
                                                      President - Human Resources and Administrative Services
                                                      and Assistant Secretary of the Bank.

Sandra L. Lee                       35                Senior Vice President - Operations of the Bank.

Anthony F. Rocco                    37                Senior Vice President - Community Banking of the Bank;
                                                      Vice President - Community Banking of the Bank,
                                                      February, 1994 to June, 1997. From July, 1983 to
                                                      February, 1994 was a Branch Manager and Regional
                                                      Manager, Landmark Savings Association.


Compliance with Section 16(a) of the Exchange Act

         Section 16(a) of the Exchange Act requires that the Company's officers and directors and persons who own more than 10% of the Company's Common Stock file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the National Association of Securities Dealers, Inc. Officers, directors and such stockholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file. The Company knows of no person who owns 10% or more of the Company's Common Stock.

         Based solely on review of the copies of such forms furnished to the Company, the Company believes that during fiscal 1997, all Section 16(a) filing requirements applicable to its officers and directors were complied with in a timely manner except that Ms. Wilder's initial Form 3 was filed late.

                             EXECUTIVE COMPENSATION

Summary

         During the fiscal year ended September 30, 1997, no compensation was paid directly by the Company to any of its executive officers, each of whom also serves as an executive officer of the Bank and all of whom were compensated by the Bank. The table below sets forth certain information with respect to the annual compensation paid to the Chief Executive Officer of the Company and the Bank. No other officer's cash compensation, defined as salary and bonus, exceeded $100,000 during the year ended September 30, 1997.

                                                SUMMARY COMPENSATION TABLE

                                                   ANNUAL COMPENSATION

Name and                    Fiscal                                  Other Annual           Number of        All Other
Principal Position           Year    Salary (1)         Bonus      Compensation (2)       Options (3)    Compensation(4)
------------------           ----    ----------         -----      ----------------       -----------    ---------------
Compensation
------------
William L. Windisch,         1997    $140,538          $20,250            0                  3,025            $10,680
President and Chief          1996    $130,397          $ 5,000            0                  2,420            $23,739
Executive Officer            1995    $125,255          $10,840            0                  6,050            $21,086
------------------

(1) Includes amounts deferred by the named executive officer pursuant to the Company's Thrift Plan which allows employees to defer up to 15% of their compensation, up to the maximum established by law; also includes director's fees paid to the named executive officer.

(2)      Does  not  include  amounts  attributable  to  miscellaneous   benefits
         received by the named executive officer, including the use of a Bank-owned automobile. In the opinion of management of the Company, the costs to the Company of providing such benefits to Mr. Windisch during the year ended September 30, 1997 did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for Mr. Windisch.

(3) Consists of stock options granted pursuant to the Company's 1988 and 1993 Employee Stock Compensation Programs, adjusted to reflect stock dividends in May 1997 and May, 1996. The exercise prices of the options granted in fiscal 1997, 1996 and 1995 were $18.18, $13.64 and $11.57, respectively, as adjusted.

(4)      Consists  of  matching  contributions  by the  Bank  on  behalf  of Mr.
         Windisch pursuant to the Bank's Thrift Plan and allocations to Mr. Windisch's account in the Employee Stock Ownership Plan. The value placed on the ESOP shares assumes a per share value as of the last day of the fiscal year.

Thrift Plan

         In 1986, the Board of Directors of the Bank adopted The Financial Institutions Thrift Plan (the "Thrift Plan"), a non-contributory benefit plan, pursuant to Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"). Each employee, including officers of the Bank, as of January 1, 1987, automatically became a member of the Thrift Plan. Persons becoming employees of the Bank thereafter are eligible to become members of the Thrift plan on the first day of the month following the date he or she completes one year of service with the Bank, has 1,000 hours of service in that year, and has attained the age of 21. Members of the Thrift Plan who were employed prior to January 1, 1996 are immediately and fully vested in the total value of his or her contributions as well as the Bank's contributions. Members of the Thrift Plan who were employed after January 1, 1996 are immediately and fully vested in the total value of his or her own contributions and are vested in the value of the Bank's contributions based on a graduated vesting schedule, beginning at 20% vesting after two years and full vesting after six years.

         Under the provisions of the Thrift Plan, a member may elect to save through payroll deductions between 2% and 15% of his or her salary. The payroll deductions may be made as a "before-tax contribution" (up to a maximum of $9,500 in 1997) through the 401(k) account or as an "after-tax contribution" through the regular account. The Bank will match each employee's total contribution up to 6% of salary at a rate of 50%. There is, however, a required minimum employer contribution of 2% of salary for each eligible employee. The Bank, at its option, may make an additional year-end contribution to the Thrift Plan under formulas based on either (i) members' contributions, up to 6% of salary, received by the Thrift Plan during the preceding calendar year or (ii) a uniform percent (not over specified maximums) of all eligible employees' salary for the preceding calendar or fiscal year. A special Internal Revenue Service non-discriminatory test has been established which limits average Thrift Plan contributions for highly compensated employees (including employees with salaries in excess of $80,000 to generally two percentage points above the average contribution rate of non-highly compensated employees. The Thrift Plan offers a choice of nine investment funds to which contributions may be directed as follows: an equity-index fund; an income fund invested in long-term, fixed-income contracts; an S & P Midcap stock fund; an S & P 500 stock fund; a government bond fund; an income fund invested in long-term, fixed income contracts; a money market fund; an income fund invested in a combination of stable value investments and U.S. Bonds; a growth and income fund; a growth fund; and an international stock fund. Each member may decide which investment fund(s) will hold his or her contributions.

         Members who are participants in the Thrift Plan are permitted to borrow from both their regular account and their 401(k) account. While continuing in employment, members may also make total or partial withdrawals from their accounts, subject to certain limitations and restrictions. Upon termination of employment, a member may defer withdrawal of a portion of his or her total account balance, provided that by age 70 1/2 he or she begins to receive periodic distributions which will result in a total distribution of the account over not more than 15 years. Upon notice of member's death, a lump sum payment of the total amount will be made to the named beneficiary as soon as practicable thereafter unless an election is made to receive benefits over the five-year period following the member's death. As of September 30, 1997, the Thrift Plan had 83 participants or 100% of the eligible officers and employees of the Bank. Of those participants, Mr. Windisch and all executive officers as a group (six persons) received contributions of $4,216 and $11,826, respectively, during fiscal 1997.

Employee Stock Ownership Plan

         The Bank has an Employee Stock Ownership Plan ("ESOP") which originally subscribed for 143,115 shares (as adjusted for four 10% stock dividends) or 10% of the common stock issued in connection with the conversion of Fidelity Savings Association, the predecessor to the Bank, from the mutual to stock form of organization. In order to facilitate the purchase of such shares, the ESOP borrowed $610,936 from another financial institution (the "Loan"). Such shares were converted into Company Common Stock in connection with the Bank's reorganization into the holding company structure in 1993. The ESOP is funded by the Bank's contributions in cash or Company Common Stock, and the Loan was fully repaid during fiscal 1995.

         All employees of the Bank who (i) have completed one year of service with the Bank and (ii) have attained the age of 21 are eligible and may participate in the ESOP as of the effective date of the ESOP, or as of the beginning of the plan year in which both such requirements are fulfilled. An employee shall be credited with a year of service during a computation period (generally, an ESOP year) if the employee completes at least 1,000 hours of service during such period. Participants become 100% vested after five years of credited service, with no vesting prior to such time. As of September 30, 1997, 12,186 shares had been allocated to the account of Mr. Windisch.

         The Bank has entered into a Trust Agreement with a local commercial bank (the "ESOP Trustee"), to hold, invest, reinvest and distribute the assets of the ESOP for the exclusive benefit of participants, retired participants and their beneficiaries. The ESOP Trustee is under the direction of the Plan Administrator, currently the Chief Executive Officer of the Bank, who manages and administers the ESOP and instructs the ESOP Trustee how to vote the shares which have not yet been allocated to participants' accounts. All assets of the ESOP are held in an Employee Stock Ownership Trust ("Trust") pursuant to the terms of the Trust Agreement.

         The ESOP is subject to the participation, vesting, fiduciary responsibility, reporting, disclosure and claims procedure requirements of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). Because the ESOP provides benefits based on the employee's individual accounts rather than a defined benefit based on compensation and years of service, the ESOP is not subject to the minimum funding requirements of ERISA. Benefits under the ESOP are not insured by the Pension Benefit Guaranty Corporation.

         Contributions to the Trust in cash and other cash received by the trust will be applied to pay any current obligations of the Trust incurred for the purchase of Company Common Stock, or may be applied to purchase additional shares of Common Stock from current stockholders or from the Company, subject to certain limitations. The investment policy of the ESOP is designed to invest primarily in Common Stock of the Company.

         Upon termination of a participant's employment by death, disability or retirement, the participant shall be 100% vested in his account. Upon termination of a participant's employment for any reason other than death, disability, retirement, layoff, reduction in force, job elimination, or job consolidation, the participant shall be vested as to his account in accordance with a vesting schedule pursuant to which a participant has no vested interest for under five years of credited service and is fully vested after five years of service.

         Vested benefits under the ESOP will normally be distributed in a single distribution as soon as possible following separation from service. Notwithstanding the above, distributions must commence not later than April 1 of the calendar year following the calendar year in which the participant attains age 70 1/2. In addition, unless the participant otherwise elects in writing, payments of benefits must begin not later than 60 days after the close of the ESOP year in which the latest of the following events occur: (i) the participant attains age 65; (ii) the participant attains the tenth anniversary from the date in which he or she commenced participation in the ESOP; or (iii) service with the Bank is terminated. Distribution of benefits under the ESOP shall be made in whole shares of Company Common Stock, in cash or in a combination of cash and Company Common Stock, as elected by the participant or his or her beneficiary.

Employment Agreements

         The Company and the Bank currently have an employment agreement with William L. Windisch, the President and Chief Executive Officer of the Company and the Bank (collectively, the "Employers"). Mr Windisch's employment agreement commenced on January 1, 1994, with an initial term of three years, which may be extended for an additional one-year term on each annual anniversary date if the parties mutually agree to do so. The agreement was extended effective January 1, 1998, through December 31, 2000 by action of the Board of Directors.

         Mr. Windisch's agreement is terminable by the Employers for just cause, as defined, at any time upon written notice or in the occurrence of certain events specified therein. The agreement contains provisions which provide Mr. Windisch with specified benefits in the event that he is terminated subsequent to a change in control of the Company, as defined, or terminates his employment subsequent to a change in control for good reason, as defined. The current salary level for Mr. Windisch under his employment agreement is $143,000, which amount may be adjusted each year as determined by the Board of Directors.

         For the purposes of Mr. Windisch's agreement, "change in control" is defined to include any of the following: (i) any change in control required to be reported pursuant to Item 6(e) of Schedule 14A promulgated under the Exchange Act; (ii) the acquisition of beneficial ownership by any person (as defined in Sections 13(d) and 14(d) of the Exchange Act) of 25% or more of the combined voting power of the Company's then outstanding securities; or (iii) during any period of two consecutive years, a change in the majority of the Board of Directors for any reason unless the election of each new director was approved by at least two-thirds of the directors then still in office who were directors at the beginning of the period.

         Severance payments and other benefits are provided for in the event of involuntary termination of employment in connection with any change in control of the Company. A severance payment will also be provided on a similar basis in connection with a voluntary termination of employment where, subsequent to an acquisition of control, Mr. Windisch is assigned duties inconsistent with his position, duties, responsibilities and status immediately prior to such change in control. The severance payment from the Employers to Mr. Windisch would equal
2.99 times his average annual compensation for the preceding five calendar years, or approximately $386,191 if his employment had been terminated in 1997. Such amount would be paid within five days following the termination of employment. Section 280G of the Code states that severance payments which equal or exceed three times the base compensation of an individual are deemed to be "excess parachute payments" if they are contingent upon a change in control. Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of such excess payments, and the employer is not entitled to deduct the amounts of such excess payments. Mr. Windisch's agreement provides that if the severance payments to him would constitute an excess parachute payment, in the opinion of counsel to the Employers in consultation with the Employers' independent accountants, then the payment would be reduced to the largest amount that could be paid without constituting an excess parachute payment. If Mr. Windisch's employment is terminated for reasons other than for cause and other than in connection with or subsequent to a change in control, he will be entitled to a severance payment equal to 2.99 times his then current base salary.

         The Employers also entered into three-year employment agreements with Richard G. Spencer and Michael A. Mooney effective as of January 1, 1994. The term of these agreements may be extended for an additional one year on each annual anniversary date if the parties mutually agree to do so. The agreements also provide for severance payments in the event of a change of control equal to
2.99 times Mr. Spencer's average compensation and two times Mr. Mooney's average compensation, in each case subject to the limits of Section 280 G of the Code. If employment is terminated for reasons other than for cause, disability, retirement or death and other than in connection with or subsequent to a change in control, the agreements provide for severance equal to one times the officer's then current annual base salary, plus the continuation of various benefits for one year.

Employee Stock Compensation Program

         As a performance incentive and to encourage ownership of its Common Stock, the Board of Directors of the Bank adopted in 1988 an Employee Stock Compensation Program (the "1988 Program") for the benefit of directors, officers, and other selected key employees of the Bank who were deemed to be responsible for the future growth of the Bank. The stockholders of the Bank approved the 1988 Program at the 1989 Annual Meeting. The Agreement and Plan of Reorganization pursuant to which the Company acquired the Bank as a subsidiary in August, 1993 provided that the 1988 Program was assumed by the Company as of the consummation of that reorganization.

         Four kinds of rights, evidenced by four plans, are contained in the 1988 Program and are available for grant: incentive stock options (Plan I), compensatory stock options (Plan II), stock appreciation rights (Plan III), and performance share awards (Plan IV). The 1988 Program is administered by a committee composed of three directors of the Bank ("Program Administrators"), who are given discretion under the 1988 Program to select the persons to whom options, rights and awards will be granted and to determine the number of shares subject to each option, right or award. The Board of Directors (with the Program Administrators not voting) administers the 1988 Program with respect to options granted to the Program Administrators in accordance with the provisions of Plan
II. The current Program Administrators are all independent outside directors of the Company.

         An aggregate of 143,115 shares (as adjusted for four 10% stock dividends) of authorized but unissued Common Stock has been reserved for issuance under the 1988 Program pursuant to the exercise of stock options and/or the granting of stock appreciation rights and performance shares, subject to modification or adjustments to reflect changes in the Company capitalization as, for example, in the case of a merger, reorganization or stock split. No grants were made in fiscal 1997 under the 1988 Program. During fiscal 1997, options for 27,880 shares were exercised. No stock appreciation rights or performance share awards have been granted under the 1988 Program since its adoption. As of September 30, 1997, no shares of Common Stock remained available for grant pursuant to the 1988 Program, although unexercised options remain outstanding.

         At the 1994 Annual Meeting, the stockholders approved (i) the 1993 Employee Stock Compensation Program (the "1993 Program") and (ii) the 1993 Directors' Stock Option Plan ("Directors' Plan"). Under the 1993 Program, an aggregate of 72,600 shares (as adjusted for two 10% stock dividends) of authorized but unissued shares have been reserved for future issue. The program is in effect for a period of ten (10) years unless sooner terminated. Four kinds of rights, evidenced by four (4) plans, are available for grant: incentive stock options (Plan I), compensatory stock options (Plan II), stock appreciation rights (Plan III) and performance share awards (Plan IV). Grants may be made to full-time officers and employees. During fiscal 1997, options to purchase an aggregate of 23,859 shares of Common Stock at an exercise price of $18.18 per share, including options to purchase 3,025 shares to Mr. Windisch as set forth below were granted, and 3,902 options granted under the 1993 Program were exercised. No stock appreciation rights or performance share awards have been granted under the 1993 Program since its adoption. As of September 30, 1997, no shares of Common Stock remain available for grant under the 1993 Program.

         Under the Directors' Plan, an aggregate of 48,400 of authorized but unissued shares (as adjusted for two 10% stock dividends) have been reserved for future issue to non-employee directors. It shall remain in effect until December 31, 1998 unless sooner terminated in accordance with its provisions. Options granted under the Directors' Plan do not qualify as incentive stock options as defined in Section 422 of the Internal Revenue Code. Under the provision of the Directors' Plan,a compensatory stock option for 1,512 shares (as adjusted for two 10% stock dividends) was granted on December 31, 1996 to each of the five
(5) non-employee directors. It is anticipated that similar grants will be made each December 31st through 1998.


                        OPTION GRANTS IN LAST FISCAL YEAR

The following table sets forth certain information concerning the grant of stock options to Mr. Windisch during fiscal 1997.

                                                              Percent of
                                                              Total Options/
                                                              SARs
                                                              Granted to                Exercise
                                    Options/SARs              Employees                 or Base
                                    Granted                   in Fiscal                 Price
Name                                (#)                       Year                      ($/Sh)              Expiration Date
----                                ---                       ----                      ------              ---------------
William L. Windisch                  3,025                      12.68%                   $18.18             December 31, 2006



                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                           AND YEAR END OPTION VALUES

         The following table sets forth certain information concerning exercises of stock options granted pursuant to the 1988 and 1993 Programs by the named executive officer during the year ended September 30, 1997 and options held at September 30, 1997.

                          Shares                                   Number of Unexercised                Value of Unexercised
                       Acquired on          Value                Options at Sept. 30, 1997          Options at Sept. 30, 1997(1)
Name                     Exercise          Realized            Exercisable      Unexercisable      Exercisable      Unexercisable
----                     --------          --------            -----------      -------------      -----------      -------------
William L. Windisch        8,600           $134,429             19,462             4,235            $252,544          $22,730


(1)  Based on a per share market price of $22.25 at September 30, 1997.


Indebtedness of Management

         The following table sets forth information with respect to each current director and executive officer of the Company and its affiliates who had borrowings of $60,000 or greater from the bank during fiscal 1997. The Bank offers loans to its directors, officers and employees. However, all of such loans are made in the ordinary course of business, are made on substantially the same terms, including interest rates, collateral and application fees, as those prevailing at the time for comparable transactions with non-affiliated persons and do not involve more than the normal risk of collectibility or present other unfavorable features.

                                                                                          Highest Principal
                                                                                            Amount from
                                                                                          October 1, 1996           Principal
                                                              Year           Interest             to                Balance at
Name and Position          Type of Loan                       Made           Rate        September 30, 1997     September 30, 1997
-----------------          ------------                       ----           ----        ------------------     ------------------
Robert F. Kastelic         Commercial Mortgage (1)            1996           8.50%(2)         $1,343,109           $1,315,214
(Director)
                           Commercial Mortgage (3)            1994           8.625%(2)        $  258,706           $        -

Charles E. Nettrour        Commercial Business (4)            1996           9.25%            $   91,322           $   73,991
(Director)
                           Commercial Business (4)            1996           9.00%            $   18,613           $   15,173

                           Commercial Business (4)            1997           8.00%            $   12,000           $    9,470

                           Commercial Business (4)            1997           8.50%            $   25,000           $   22,575

                           Commercial Business (4)            1997           7.79%            $   10,000           $    8,994

---------
(1)      Loan to X-Mark Industries, of which Mr. Kastelic is President and CEO.
(2)      Adjustable-rate loan.
(3)      Loan to Quasitronics, Inc., of which Mr. Kastelic is Chairman.
(4) Loan to Martin & Nettrour, Incorporated of which Mr. Nettrour is President and Chief Executive Officer.

Certain Transactions

         Charles E. Nettrour, a director of the Company, is the President and sole owner of Martin & Nettrour, Incorporated, which provides insurance and brokerage services to the Bank. During the fiscal year ended September 30, 1997, that firm received $88,160 from the Bank in annualized general and group life, health and long-term disability insurance premiums.

                              PROPOSAL TO ADOPT THE
                    1997 EMPLOYEE STOCK COMPENSATION PROGRAM

General

         As a performance incentive and to encourage ownership of its Common Stock, the Board of Directors has adopted the 1997 Employee Stock Compensation Program (the "1997 Program") for the benefit of officers and other selected key employees of the Company, the Bank, or any subsidiaries thereof who are deemed to be responsible for the future growth of the Company.

         An aggregate of 155,000 shares of authorized but unissued Common Stock of the Company has been reserved for future issuance under the 1997 Program, which is equal to approximately 9.94% of the Common Stock of the Company outstanding on December 23, 1997. Shares will be issuable under the 1997 Program pursuant to the exercise of stock options and/or the granting of stock appreciation rights and performance shares, subject to modification or adjustment to reflect changes in the Company's capitalization such as, for example, in the case of a merger, reorganization, stock split or stock dividend. The 1997 Program shall remain in effect for a term of ten years unless sooner terminated in accordance with its provisions. Four kinds of rights, evidenced by four plans, are contained in the 1997 Program and are available for grant:
incentive stock options (Plan I), and Compensatory stock options (Plan II), stock appreciation rights (Plan III) and performance share awards (Plan IV).

Administration and Eligibility

         The 1997 Program will be administered by a committee appointed by the Board of Directors composed of not less than two non-employee directors of the Company ("Program Administrators"), who are given absolute discretion under the 1997 Program to select the persons to whom options, rights and awards will be granted and to determine the number of shares subject to each option, right or award. The Company estimates that there are approximately 74 persons eligible to receive awards under the 1997 Program. The initial Program Administrators are all independent outside directors of the Company.

Description of the 1997 Program

         THE FOLLOWING DESCRIPTION OF THE 1997 PROGRAM IS A SUMMARY OF ITS TERMS AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE 1997 PROGRAM. A COPY OF THE 1997 PROGRAM IS AVAILABLE UPON REQUEST TO THE COMPANY BY A STOCKHOLDER OF
RECORD. ANY SUCH REQUEST SHOULD BE DIRECTED TO LISA M. CLINE, ASSISTANT SECRETARY, FIDELITY BANCORP, INC., 1009 PERRY HIGHWAY,PITTSBURGH, PENNSYLVANIA 15237.

         Incentive and Compensatory Options. One or more options may be granted under the 1997 Program to any eligible person, provided that the aggregate fair market value (determined at the time the options are granted) of the stock for which incentive options (defined below) are first exercisable by any employee during any calendar year under the terms of the 1997 Program and all such plans of the Company shall not exceed $100,000. Options granted within the foregoing limitation will be granted under Plan I of the 1997 Program and are intended to qualify as "incentive stock options" as defined in Section 422 of the Internal Revenue Code ("Code"). Additional nonstatutory stock options may be granted under Plan II ("compensatory options"). As described below, the tax treatment of these types of options differs significantly.

         An incentive stock option is defined in the Code as an option granted to an employee in connection with his or her employment to purchase stock in the Company and which satisfies certain conditions. The incentive stock option must be granted pursuant to a plan specifying the aggregate number of shares to be issued and the employees, or class of employees, eligible to receive options. The plan must be approved by the stockholders of the granting corporation within twelve months of the date of adoption of the plan by the Board of Directors. The incentive stock option price must be not less than the fair market value of the stock at the date of the grant, the incentive stock option must be granted within ten years from the date of adoption of the plan and,by its terms, the incentive stock option must not be exercisable after ten years from the date it was granted. In the case of any employee who owned more than 10% of the combined voting power of all classes of stock of the Company, or of its subsidiaries, the option price may not be less than 110% of the fair market value of the stock at the date of the grant and the employee must exercise any options within five years from the date of the grant. The incentive stock option is not transferable, except by will or by the laws of descent and distribution, and may be exercised only by the optionee during his or her lifetime. Finally, under the terms of the plan, the aggregate fair market value (determined at the time of the grant) of stock for which incentive options first become exercisable by any employee during any calendar year under the terms of the 1997 Program and all such plans of the Company shall not exceed $100,000. Plan I of the 1997 Program conforms with the above requirements.

         Compensatory stock options granted under Plan II of the 1997 Program shall expire on the date determined by the Program Administrators, but in no event shall such options expire later than ten years and one month from the date on which such compensatory stock options are granted. The purchase price for shares acquired pursuant to the exercise of compensatory stock options can be equal to or less than the fair market value of the shares at the time of the grant of the option, as determined by the Program Administrators at the time of grant. Like incentive stock options, compensatory stock options are not transferable, except by will and the laws of descent and distribution, and may be exercised only by the optionee during his or her lifetime.

         Under the 1997 Program, holders of incentive and compensatory stock options may be required to agree not to dispose of the underlying Common Stock until at least six months shall have elapsed from the date of exercise of the option. Officers subject to Section 16(b) of the Securities Exchange Act of 1934 (Exchange Act") will generally be asked to agree to such restriction.

         In the event of a change in control of the Company (defined as the acquisition of, or offer to acquire, 10% or more of the voting securities of the Company by any person or group of persons, if such acquisition or offer did not receive the prior approval of two-thirds of the Board of Directors of the Company) or a threatened change in control of the Company, or if the Company or its stockholders enter into an agreement to dispose of all or substantially all of the assets or stock of the Company by means of a sale, merger or other reorganization or liquidation, all incentive and compensatory stock options previously granted may become immediately exercisable notwithstanding any existing installment limitation which may be established by the Program Administrators. Under such circumstances, options may be exercised until the agreement changing control is consummated.

         If any optionee's employment is terminated due to disability, as defined in Section 22(e)(3) of the Code, incentive stock options (and compensatory stock options to the extent permitted by the Program Administrators in their discretion) may be exercised (to the extent exercisable on the date of termination of employment) within one year following such termination of employment, unless either the option or the 1997 Program otherwise provides for earlier termination. If any optionee's employment is terminated due to death, both incentive and compensatory stock options may be exercised by the person(s) to whom the optionee's rights pass by will or by the laws of descent and distribution for a period of one year following the date of death, unless the option by its terms expires sooner and except as otherwise limited by the Program Administrators at the time the option was granted. If an optionee's employment is terminated for any reason other than disability or death, both incentive and compensatory stock options will immediately terminate; provided, however, the that Program Administrators may, in their discretion, allow incentive or compensatory stock options to be exercised within three months after the date of termination, unless either the option or the 1997 Program otherwise provides for earlier termination and in each case to the extent exercisable on the date of termination.

         Payment for shares purchased under the 1997 Program may be made either in cash, certified or cashier's check or, at the sole discretion for the Program Administrators, by exchanging shares of Common Stock (including shares acquired pursuant to the exercise of an option) with a fair market value equal to the total option price, or shares of Common Stock plus cash for any difference. To the extent an optionee already owns shares of Common Stock prior to the exercise of his or her option, such shares could be used (if permitted by the Program Administrators) as payment for the exercise price of the option. If the fair market value of a share of Common Stock at the time of exercise is greater than the exercise price per share, this feature would enable the optionee to acquire a number of shares of Common Stock upon exercise of the option which is greater than the number of shares delivered as payment for the exercise price. In addition, an optionee can partially exercise his or her option and then deliver the shares acquired upon such exercise (if permitted by the Program
Administrators) as payment for the exercise price of the remaining option. Again, if the fair market value of a share of Common Stock at the time of exercise is greater than the exercise price per share, this feature would enable the optionee to either (1) reduce the amount of cash required to receive a fixed number of shares upon exercise of the option or (2) receive a greater number of shares upon exercise of the option for the same amount of cash that would have otherwise been used. Because options may be exercised in part from time to time, the ability to deliver Common Stock as payment of the exercise price would enable the optionee to turn a relatively small number of shares into a large number of shares.

         The granting of stock options does not confer upon the optionee any right to remain in the employ of the company. The optionee will have no dividend or voting rights with respect to the shares until the option price has been paid in full upon exercise and the shares issued.

         Stock Appreciation Rights. Under Plan III of the 1997 Program, the Program Administrators may, in their sole discretion, accept surrender of the right to exercise any incentive option or compensatory option by an optionee in return for payment by the Company to the optionee of cash or, subject to certain conditions, shares of Common Stock of the Company in an amount equal to the excess of the fair market value of the shares of Common Stock subject to the option over the option price of such shares, or a combination of cash and shares of Common Stock. An optionee may exercise such stock appreciation rights only during the period beginning on the third business day following the release of certain quarterly or annual financial information and ending on the twelfth business day following such date.

         Upon the exercise of a stock appreciation right, the stock option to which it relates terminates with respect to the number of shares as to which the stock appreciation right is so exercised. Conversely, upon the exercise of a stock option, any related stock appreciation right shall terminate as to any number of shares subject to the right that exceeds the total number of shares for which the stock option remains unexercised. Stock appreciation rights which relate to incentive stock options must be granted concurrently with the incentive stock options, while stock appreciation rights which relate to compensatory stock options may be granted concurrently with the option or at any time thereafter which is prior to the exercise or expiration of such options.

         In addition, Plan III of the 1997 Program contains a provision giving the Program Administrators discretion to grant "limited stock appreciation rights" in tandem with stock options in the event there is an "Offer." "Offer" is defined to mean a tender offer or exchange offer for shares of the Company's capital stock, provided that the person making the Offer acquires shares of the Company's capital stock pursuant to such Offer. The limited stock appreciation right would be exercisable between the first and thirtieth day following the expiration date of the Offer, but could not be exercised on a date less than six months after the date the limited stock appreciation right was granted. In general, with respect to determining the value of the limited stock appreciation right, the fair market value of the shares to which the stock appreciation right relates is determined to be the highest price per share paid in any Offer that is in effect at any time during the period beginning on the sixtieth day prior to the date on which the limited stock appreciation right is exercised and ending on such exercise date.

         Performance Shares. Employees of the Company may also receive performance share awards pursuant to Plan IV of the 1997 Program. The granting of performance shares gives the recipient thereof the right to receive a specified number of shares of Common Stock of the Company contingent upon the achievement of specified performance objectives within a specified award period. In lieu of some or all of said shares, the Program Administrators may distribute cash in an amount equal to the fair market value thereof on the business day next preceding the date of payment. The duration of the award period is determined by the Program Administrators but cannot be less than one year nor more than five years. If the participating individual dies or terminates his or her position with the Company prior to the close of an award period, any performance shares granted to him or her for the period are forfeited. A participating employee may not transfer or assign a performance share. To date, no performance objectives have been established by the Program Administrators.

Potential Anti-takeover Effect

         As described above, the 1997 Program contains provisions which provide for the acceleration of stock options granted under the 1997 Program in the event of an actual or threatened change in control, as defined. Plan III of the

1997 Program also contains a provision which provides for the granting of "limited stock appreciation rights" in the event of an Offer. Pursuant to these provisions, the Program Administrators, in their discretion, could accelerate or increase the number of stock options, thereby potentially increasing the number of shares of Common Stock outstanding. Such an increase in the number of shares of Common Stock outstanding would increase the cost of acquiring a controlling interest in the Company. To the extent that the provisions in the 1997 Program, which specify rights in the event of a change in control of the Company or an Offer to increase the costs of acquiring the Common Stock, they may be deemed to have an anti-takeover effect. In addition, the provisions of the 1997 Program may have the effect of deterring a non-negotiated takeover attempt due to the ability of the Program Administrators to grant options to persons likely to support the current Board of Directors and management.

Awards Under the 1997 Program

         To date, no stock options, stock appreciation rights or performance shares have been granted or awarded under the 1997 Program; and no determination has been made as to the number of stock options, stock appreciation rights or performance shares to be granted or awarded in the future to any executive
officer,   non-executive  officer  or  non-officer  employee.  In  addition,  at
September 30, 1997, no shares remain available under the 1993 Employee Stock Compensation Program for the granting of stock options, stock appreciation rights and performance shares. As of December 16, 1997, the market price for the Common Stock was $28.25 per share.

Amendments

         The Program Administrators may at any time amend or revise the terms of the 1997 Program, including the form and substance of the option, stock appreciation rights and performance share agreements to be used thereunder, provided that no amendment or revision shall (i) increase the maximum aggregate number of shares that may be sold, appreciated or distributed pursuant to options, stock appreciation rights or performance shares granted under the 1997 Program, except as set forth in the anti-dilution provisions of the 1997 Program and except as may be approved by the stockholders of the Company; (ii) change the minimum purchase price for shares under Plan I; (iii) increase the maximum term established under the 1997 Program for any option, stock appreciation right or performance share; or (iv) permit the granting of an option, appreciation right or performance share to any person other than as provided in the 1997 Program.

Federal Income Tax Consequences.

         Under current provisions of the Code, the federal income tax treatment of incentive stock options and compensatory stock options is substantially different. As regards incentive stock options, an optionee who does not dispose of the shares within two years after the option was granted, or within one year after the option was exercised, whichever is later, will not recognize income at the time the option is exercised; and no federal income tax deduction will be available to the Company at any time as a result of such grant or exercise. However, the excess of the fair market value of the stock subject to an incentive stock option on the date such option is exercised over the exercise price of the option will be treated as an item of tax preference in the year of exercise for purposes of the alternative minimum tax. If stock acquired pursuant to an incentive stock option is disposed of before the holding periods described above expire, then the excess of the fair market value (but not in excess of the sales proceeds) of such stock on the option exercise date over the option exercise price will be treated as compensation income to the optionee in the year in which such disposition occurs; and, if it complies with applicable withholding requirements, the Company will be entitled to a commensurate income tax deduction. In such event, any difference between the sales proceeds and the fair market value of the stock on the option exercise date will be treated as long-term capital gain or loss if the shares were held more than one year after the option exercise date.

         With respect to compensatory stock options, the difference between the fair market value of the Common Stock on the date of exercise and the option exercise price generally will be treated as compensation income upon exercise; and the Company will be entitled to a deduction in the amount of income so recognized by the optionee. Upon a subsequent disposition of the shares, the difference between the amount received by the optionee and the fair market value on the option exercise date will be treated as long or short-term capital gain or loss, depending on whether the shares were held for more than one year.

         When an officer who is subject to Section 16(b) of the Exchange Act exercises a compensatory option within six months of the date the option was granted, no income is recognized for federal income tax purposes at the time of the exercise of the compensatory stock option unless the optionee makes an appropriate election within 30 days after the date of exercise, in which case the rules described in the preceding paragraph would apply. If such an election is not made, the optionee will recognize ordinary income on the date that is six months after the date of grant (generally, the first date that sale of such shares would not be subject to potential liability under Section 16(b) of the Exchange Act). The ordinary income recognized will be the excess, if any, of the fair market value of the shares on such later date over the option exercise price; and the Company's tax deduction also will be deferred until such later date.

         No federal income tax consequences are incurred by the Company or the holder at the time a stock appreciation right is granted. However, upon the exercise of a stock appreciation right, the holder will realize income for federal income tax purposes equal to the amount received by him, whether in cash, shares of stock or both, and the Company will be entitled to a deduction for federal income tax purposes at the same time and in the same amount.

         No federal income tax consequences are incurred by the Company or the participating employee at the time a performance share is granted. However, if the specified performance objectives are met, the individual will realize ordinary income at the end of the award period equal to the amount of cash or the fair market value of the stock received by him or her. The Company will be entitled to a deduction for federal income tax purposes at the same time and in the same amount.

         The above description of tax consequences is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations; and their application may vary in individual circumstances. Finally, the consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

Accounting Treatment

         Generally accepted accounting principles require that the estimated costs of stock appreciation rights be charged to the Company's earnings based on the change in the market price of the Common Stock at the beginning (or grant date if granted during the period) and end of each accounting period, if it is higher than the exercise price. In the event of a decline in the market price of the Company's Common Stock subsequent to a charge against earnings related to the estimated costs of stock appreciation rights, a reversal of prior charges is made in the amount of such decline (but not to exceed aggregate prior increases). The grant of performance share awards similarly may result in charges against earnings.

         Neither the grant nor the exercise of an incentive stock option or a compensatory stock option under the 1997 Program requires any charge against earnings. The Company may, however, recognize an expense for compensatory options in the event that the exercise price of such options is less than the fair market value of the Common Stock on the date of the grant of such options.

Vote Required.

         The Company is seeking stockholder approval of the 1997 Program to satisfy the requirements of Section 1757(a) of the Pennsylvania Business Company Law (the "BCL"), the regulations of the National Association of Securities Dealers, Inc. (the "NASD"), and Rule 16b-3 of the Exchange Act. The required votes under the BCL, the NASD regulations and Rule 16b-3 of the Exchange Act are as follows: (1) the affirmative vote of a majority of the votes cast by all stockholders entitled to vote thereon; (2) the affirmative vote of a majority of the total votes cast on the proposal in person or by proxy; and (3) the affirmative vote of the holders of a majority of the Common Stock present, or represented, and entitled to vote at the meeting, respectively. In order for a quorum to exist, a majority of the outstanding shares of Common Stock entitled to vote must be represented at the meeting in person or by proxy. Abstentions are considered in determining the presence of a quorum at the meeting and will have the same effect as a vote against the proposal.

             THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS
            VOTE FOR ADOPTION OF THE 1997 EMPLOYEE STOCK COMPENSATION
                                    PROGRAM.

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         The Board of Directors of the Company has appointed KPMG Peat Marwick as independent auditors for the Company for the fiscal year ending September 30, 1998 and has further directed that the selection of such auditors be submitted for ratification by the stockholders at the Annual Meeting. The Company has been advised by KPMG Peat Marwick that neither the firm nor any of its associates has any relationship with the Company, the Bank or its subsidiary other than the usual relationship that exists between independent public accountants and clients. KPMG Peat Marwick will have one or more representatives at the Annual Meeting who will have the opportunity to make a statement, if he or she so desires, and who will be available to respond to appropriate questions.

               THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS
            VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF KPMG PEAT
           MARWICK AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING
                              SEPTEMBER 30, 1998.


                              STOCKHOLDER PROPOSALS

         Any proposal which a stockholder wishes to have presented at the next annual meeting of stockholders, presently scheduled to be held in February, 1999, must be received at the main office of the Company, 1009 Perry Highway, Pittsburgh, Pennsylvania 15237, no later than September 12, 1998. If such proposal is in compliance with all of the requirements of Rule 14a-8 of the Exchange Act, it will be included in the Proxy Statement and set forth on the form of proxy issued for the next annual meeting of stockholders. It is urged that any such proposals be sent by certified mail, return receipt requested.

         Stockholder proposals which are not submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 under the Exchange Act may be brought before an annual meeting pursuant to Article II, Section 2.15 of the Company's Bylaws, which provides that for business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Assistant Secretary of the Company. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Company not less than 60 days prior to the anniversary date of the mailing of proxy materials by the Company in connection with the immediately preceding annual meeting of stockholders of the Company. A stockholder's notice must set forth as to each matter the stockholder proposes to bring before an annual meeting (a) a brief description of the business desired to be brought before the annual meeting and (b) certain other information set forth in the Company's Bylaws.

                                 ANNUAL REPORTS

         A copy of the Company's Annual Report to Stockholders for the fiscal year ended September 30, 1997 accompanies this Proxy Statement. Such Annual Report is not part of the proxy solicitation materials.

         UPON RECEIPT OF A WRITTEN REQUEST, THE COMPANY WILL FURNISH TO ANY STOCKHOLDER WITHOUT CHARGE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1997 AND A LIST OF THE EXHIBITS THERETO REQUIRED TO BE FILED WITH THE SEC UNDER THE EXCHANGE ACT. UPON WRITTEN REQUEST AND A PAYMENT OF A COPYING CHARGE OF TEN CENTS PER PAGE, THE COMPANY ALSO WILL FURNISH TO ANY SUCH STOCKHOLDER A COPY OF THE EXHIBITS TO THE ANNUAL REPORT ON FORM 10-KSB. SUCH WRITTEN REQUESTS SHOULD BE DIRECTED TO LISA M. CLINE, ASSISTANT SECRETARY, FIDELITY BANCORP, INC., 1009 PERRY HIGHWAY, PITTSBURGH, PENNSYLVANIA 15237. THE FORM 10-KSB REPORT IS NOT PART OF THE PROXY SOLICITATION MATERIALS.


                                  OTHER MATTERS

         Each proxy solicited hereby also confers discretionary authority on the Board of Directors of the Company to vote the proxy with respect to the approval of the minutes of the last meeting of stockholders, the election of any person as a director if the nominee is unable to serve or for good cause will not serve, matters incident to the conduct of the meeting, and upon such other matters as may properly come before the Annual Meeting. Management is not aware of any business that may properly come before the Annual Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

         The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company's Common Stock. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/Lisa M. Cline
                                              ----------------
                                              Lisa M. Cline, Assistant Secretary
Pittsburgh, Pennsylvania
January 9, 1998

                                 REVOCABLE PROXY
                             FIDELITY BANCORP, INC.

        [ X ] PLEASE MARK VOTES AS IN THIS EXAMPLE


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF FIDELITY BANCORP, INC. FOR USE ONLY AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON FEBRUARY 3, 1998 AND AT ANY ADJOURNMENT THEREOF.

   The undersigned hereby appoints the Board of Directors of the Company, or any successors thereto, as proxies, with full powers of substitution, to vote the shares of the undersigned at the Annual Meeting of Stockholders of the Company to be held at the executive offices of the Company located at 1009 Perry Highway, Pittsburgh, Pennsylvania, on February 3, 1998 at 5:00 p.m., Eastern Time, or at any adjournment thereof, with all powers that the undersigned would possess if personally present, as indicated hereon.

1.   Election of Directors

     Nominee for three-year term:
     John R. Gales

                [   ] FOR      [   ] WITHHOLD      [   ] EXCEPT


INSTRUCTION: To withhold authority to vote for any individual nominee, mark "Except' and write that nominee's name in the space provided below.

--------------------------------------------------------------------------------

2. Proposal to approve the adoption of the Company's 1997 Employees Stock Compensation Program.

               [   ] FOR      [   ] AGAINST      [   ] ABSTAIN


3. Proposal to ratify the appointment of KPMG Peat Marwick LLP as the Company's independent auditors for fiscal 1998.

               [   ] FOR      [   ] AGAINST      [   ] ABSTAIN


   In their discretion, the proxies are authorized to vote for approval of the minutes of the last meeting of stockholders, for the election of any person as a director if the nominee is unable to serve or for good cause will not serve, matters incident to the conduct of the meeting, and upon such matters as may properly come before the meeting.

   The Board of Directors recommends that you vote FOR the nominee listed above and FOR Proposals 2 and 3. You are encouraged to specify your choices by marking the appropriate boxes above; however, you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. This proxy may not be voted for any person who is not a nominee of the Board of Directors of the Company. This proxy may be revoked at any time before it is exercised.

          Please be sure to sign and date this Proxy in the box below.


                         _______________________________
                                      DATE

                         _______________________________
                             STOCKHOLDER SIGN ABOVE

                         _______________________________
                          CO-HOLDER (if any) SIGN ABOVE

    Detach above card, sign, date and mail in postage paid envelope provided.

                             FIDELITY BANCORP, INC.

   Shares of Common Stock of the Company will be voted as specified. If no specification is made, shares will be voted FOR the election of the Board of Directors' nominee to the Board of Directors, FOR Proposals 2 and 3, and otherwise at the discretion of the proxies.

  The above signed hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders of the Company called for February 3, 1998, a Proxy Statement for the Annual Meeting and the 1997 Annual Report to Stockholders.

  Please sign  exactly as your name(s)  appear(s)  on this proxy card.  Only one
signature  is  required  in  case  of  a  joint  account.   When  signing  in  a
representative capacity, please give title.

                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY